Exhibit 99.1

Targeting Disease at the Nuclear Pore

Karyopharm Announces $165 Million Private Placement

NEWTON, Mass. – December 5, 2022 – Karyopharm Therapeutics Inc. (Nasdaq: KPTI), a commercial-stage pharmaceutical company pioneering novel cancer therapies, today announced that it has entered into a securities purchase agreement with certain institutional investors for a private placement that is expected to result in gross proceeds of approximately $165 million before deducting any offering related expenses. The private placement was led by Avidity Partners, with participation by existing stockholders and new investors including Adage Capital Partners LP, Armistice Capital, Healthcor Management LP, Heights Capital Management, Marshall Wace, Rubric Capital Management LP, SilverArc Capital and Surveyor Capital (a Citadel company).

In the private placement, the Company agreed to sell 31,791,908 shares of common stock at a price of $5.19 per share and to issue accompanying warrants to purchase 9,537,563 shares of common stock with an exercise price of $6.36 per share. The warrants will be exercisable at any time after they are issued and prior to the fifth anniversary of the closing date. The private placement is expected to close on or about December 7, 2022, subject to the satisfaction of customary closing conditions. The private placement is being conducted in accordance with applicable Nasdaq rules and was priced to satisfy the “Minimum Price” requirement (as defined in the Nasdaq rules).

Jefferies, Piper Sandler and Barclays are acting as lead placement agents. Baird and H.C. Wainwright & Co. are acting as co-placement agents in the private placement.

Karyopharm expects to use the proceeds from the private placement, together with its existing cash, cash equivalents and investments, for the advancement of the Company’s clinical development programs with selinexor and eltanexor as well as for working capital and other general corporate purposes.

The securities to be sold in the private placement have not been registered under the Securities Act of 1933, as amended (Securities Act), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the shares of common stock and the shares of common stock issuable upon the exercise of the warrants issued in the private placement no later than the 30th day after the closing of the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Karyopharm Therapeutics

Karyopharm Therapeutics Inc. (Nasdaq: KPTI) is a commercial-stage pharmaceutical company pioneering novel cancer therapies. Since its founding, Karyopharm has been an industry leader in oral Selective Inhibitor of Nuclear Export (SINE) compound technology, which was developed to address a fundamental mechanism of oncogenesis: nuclear export dysregulation. Karyopharm’s lead SINE compound and first-in-class, oral exportin 1 (XPO1) inhibitor, XPOVIO® (selinexor), is approved in the U.S. and marketed by the Company in three oncology indications and has received regulatory approvals in various indications in a growing number of ex-U.S. territories and countries, including Europe and the United Kingdom (as NEXPOVIO®) and China. Karyopharm has a focused pipeline targeting multiple high unmet need cancer indications, including in multiple myeloma, endometrial cancer, myelodysplastic syndromes and myelofibrosis.

Targeting Disease at the Nuclear Pore

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by those sections. Such forward-looking statements include, but are not limited to, those regarding: the anticipated closing of the private placement; the amount of and use of proceeds from the private placement; the filing of a registration statement to register the resale of the shares to be issued and sold in the private placement; and the Company’s plans, strategies and prospects for its business. Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond Karyopharm’s control, that may cause actual events or results to differ materially from Karyopharm’s current expectations. For example, there can be no guarantee that Karyopharm will successfully commercialize XPOVIO or that any of Karyopharm’s drug candidates, including selinexor and eltanexor, will successfully complete necessary clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in the development or commercialization of Karyopharm’s drug candidate portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: the risk that the COVID-19 pandemic could disrupt Karyopharm’s business more severely than it currently anticipates, including by negatively impacting sales of XPOVIO, interrupting or delaying research and development efforts, impacting the ability to procure sufficient supply for the development and commercialization of selinexor or other product candidates, delaying ongoing or planned clinical trials, impeding the execution of business plans, planned regulatory milestones and timelines, or inconveniencing patients; the adoption of XPOVIO in the commercial marketplace, the timing and costs involved in commercializing XPOVIO or any of Karyopharm’s drug candidates that receive regulatory approval; the ability to obtain and retain regulatory approval of XPOVIO or any of Karyopharm’s drug candidates that receive regulatory approval; Karyopharm’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies, including with respect to the need for additional clinical studies; the ability of Karyopharm or its third party collaborators or successors in interest to fully perform their respective obligations under the applicable agreement and the potential future financial implications of such agreement; Karyopharm’s ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development or regulatory approval of drug candidates by Karyopharm’s competitors for products or product candidates in which Karyopharm is currently commercializing or developing; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any of its products or product candidates. These and other risks are described under the caption “Risk Factors” in Karyopharm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which was filed with the Securities and Exchange Commission (SEC) on November 3, 2022, and in other filings that Karyopharm may make with the SEC in the future. Any forward-looking statements contained in this press release speak only as of the date hereof, and, except as required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

XPOVIO® and NEXPOVIO® are registered trademarks of Karyopharm Therapeutics Inc. Any other trademarks referred to in this release are the property of their respective owners.

Targeting Disease at the Nuclear Pore

Contacts

Investors:

Elhan Webb, CFA

Senior Vice President, Investor Relations

617.658.0600 | elhan.webb@karyopharm.com

Media:

Sarah Connors

Vice President, Corporate Communications

617.658.0600 | sarah.connors@karyopharm.com

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